                                                                    Exhibit 32.2

                    CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Quarterly Report on Form 10-Q of Energy West, Incorporated for the quarter ended December 31, 2003, I, Robert B. Mease, Vice President and Controller (principal financial officer) of Energy West, Incorporated, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) such Quarterly Report on Form 10-Q for the quarter ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended December 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Energy West Incorporated.

Date: February 17, 2004                         /s/ Robert B. Mease
                                                -----------------------------
                                                Robert B. Mease
                                                Vice President and Controller
                                                (principal financial officer)